UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 22, 2025

Date of Report (Date of earliest event reported)

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41589	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

183 Bayard Lane, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

(609) 921-1700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The registrant’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”) was held on April 22, 2025. There were issued and outstanding on March 7, 2025, the record date for the 2025 Annual Meeting, 6,915,086 shares of the registrant’s common stock, 6,869,429 of which were entitled to vote at the 2025 Annual Meeting. The results of the items voted on are listed below.

1. Election of Directors

	For	Withheld
Richard Gillespie	4,592,419	287,852

Stephen Distler	4,742,100	138,171

Ross Wishnick	4,368,940	511,331

Robert Ridolfi	4,527,195	353,076

Judith Giacin	4,669,308	210,963

Stephen Shueh	4,743,915	136,356

Martin Tuchman	4,779,003	101,268

Susan Barrett	4,738,089	142,182

Edward Dietzler	4,749,854	130,417

	For	Against	Abstain	Broker Nonvotes
2. Advisory vote to approve named executive officer compensation	4,099,024	690,496	90,749	1,114,343

3. Proposal to ratify the appointment of Wolf & Company, P.C. as independent auditors for the year ending December 31, 2025	5,908,362	78,859	7,393	0

	One Year	Two Years	Three Years	Broker Nonvotes and Abstentions
4. Proposal to select, on an advisory basis, the frequency of future advisory votes to approve our named executive officer compensation every:	4,353,703	174,693	273,564	1,192,653

As the results in Matters 1 through 4 above indicate, at the 2025 Annual Meeting, (i) all of the nominees listed were elected as directors of the registrant; (ii) the advisory vote to approve named executive officer compensation was approved by the shareholders; (iii) the proposal to ratify Wolf & Company, P.C. as the registrant’s independent auditors for the year ending December 31, 2025 was approved by the shareholders; and (iv) a one-year frequency of future advisory votes to approve our named executive officer compensation was selected by the shareholders on an advisory basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP. INC.
Dated: April 23, 2025
	By:	/s/ Daniel J. O’Donnell
Daniel J. O’Donnell
Executive Vice President, Chief Operating Officer and General Counsel